BUSINESS FIRST BANCSHARES

Business First Bancshares, Inc.

Merger with Pedestal Bancshares, Inc.

January 22, 2020

Legal Disclosure

Forward-Looking Statements

Statements in this presentation may not be based on historical facts and may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements relating to (i) the expected impact of the Proposed Transaction between Business First Bancshares, Inc. ("BFST" or "Business First") and Pedestal Bancshares, Inc. ("Pedestal") (the "Proposed Transaction") on the combined entities' operations, financial condition, and financial results, (ii) expectations regarding the ability of Business First and Pedestal to successfully integrate the combined businesses, and (iii) the amount of cost savings and other benefits that are expected to be realized as a result of the Proposed Transaction. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation because actual results could differ materially from those indicated in such forward-looking statements due to a variety of factors. These factors, include, but are not limited to, the ability to obtain regulatory approvals and meet other closing conditions required to complete the Proposed Transaction, including necessary approvals by Business First's and Pedestal's respective shareholders on the expected terms and schedule, delay in closing the Proposed Transaction, difficulties and delays in integrating the Pedestal businesses or fully realizing cost savings from and other anticipated benefits of the Proposed Transaction, business disruption during and following the Proposed Transaction, changes in interest rates and capital markets, inflation, customer acceptance of the combined business's products and services, and other risk factors. Other relevant risk factors may be detailed from time to time in Business First's press releases and filings with the Securities and Exchange Commission (the "SEC"). All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Any forward-looking statement speaks only as of the date of this presentation, and neither Business First nor Pedestal undertake any obligation, and each specifically declines any obligation, to revise or update these forward-looking statements, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. The non-GAAP financial measures used in this presentation include: (i) core net income, (ii) core return on average assets, (iii) core return on average equity, (iv) core diluted earnings per common share, (v) core net interest income, (vi) core net interest margin, (vii) tangible common equity, (viii) tangible assets, (ix) tangible book value per share, and (x) core efficiency ratio. Core net income excludes securities gains and losses, merger related expenses and other extraordinary gains and losses, and core return on average assets, core return on average equity and core diluted earnings per common share is core net income divided by total average assets, total average equity and average diluted shares outstanding, respectively. Core net interest income excludes the impact of loan purchase discount accretion, and core net interest margin is core net interest income divided by average interest-earning assets. Tangible common equity and tangible assets exclude goodwill and core deposit and other intangible assets, and tangible book value per share reflects the per share value of tangible common equity. Core efficiency ratio is noninterest expense with core adjustments divided by net interest and noninterest income with core adjustments. Management believes that non-GAAP financial measures provide additional useful information that allows reads to evaluate the ongoing performance of Business First and provide meaningful comparisons to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider Business First's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of Business First. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP.

Legal Disclosure

Additional Information and Where to Find it

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the Proposed Transaction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer or solicitation would be unlawful.

In connection with the Proposed Transaction, Business First will file with the SEC a registration statement on Form S-4 (the "Registration Statement") that will include a joint proxy statement of Business First and Pedestal and a prospectus of Business First (the "Joint Proxy Statement-Prospectus"), and Business First may file with the SEC other relevant documents concerning the Proposed Transaction. The definitive Joint Proxy Statement-Prospectus will be mailed to the shareholders of Business First and Pedestal. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT-PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN they BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY BUSINESS FIRST, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Free copies of the Joint Proxy Statement-Prospectus, as well as other filings containing information about Business First, may be obtained at the SEC's Internet site (http://www.sec.gov), when they are filed by Business First. You will also be able to obtain these documents, when they are filed, free of charge, from Business First at www.b1bank.com. Copies of the Joint Proxy Statement-Prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Business First Bancshares, Inc., 500 Laurel Street, Suite 101, Baton Rouge, LA 70801, Attention: Corporate Secretary, Telephone: 225-248-7600 or to Pedestal, 1300 W. Tunnel Blvd., Houma, LA 70360, Attention: Corporate Secretary, Telephone: 985-858-5220.

Non-GAAP Financial Measures

The Business First, Pedestal and certain of their directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Business First and Pedestal in connection with the Proposed Transaction. Information about Business First's directors and executive officers is available in its proxy statement for its 2019 annual meeting of shareholders, which was filed with the SEC on May 1, 2019. Information regarding all of the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement-Prospectus pertaining to the Proposed Transaction and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Merger with Pedestal Bancshares, Inc.

BUSINESS FIRST BANCSHARES

Transaction Overview

- **In-market transaction adds both scale and density**
- **Combination creates $3.5 billion in assets institution**
- **#1 in pro forma deposit market share among Louisiana banks[1]**
- **Strengthens Business First's market-level leadership**
- **Increased energy concentration mitigated by long-term experience, market knowledge and capital levels**
- **Leading pro forma profitability**
- **25%+ EPS accretion with TBV earnback < 3 years**
- **Pro forma market cap in excess of $500 million[2]**



Business First Bancshares, Inc. (26 branches)
Pedestal Bancshares, Inc. (22 branches)
Houston
Dallas
Beaumont
Lake Charles
Lafayette
Alexandria
Shreveport
New Orleans
Vicksburg

(1) Assumes the closing of the pending transaction between FHN – IBKC.
(2) Based on BFST's closing market price as of January 21, 2020.

BUSINESS FIRST BANCSHARES

Franchise Expansion: History of Organic and M&A Growth



2006:
Bank opened in Baton Rouge; expanded into the Shreveport market
2007:
Expanded into the Northshore market
2008:
Expanded into the Lafayette market
2009:
Expanded into the Lake Charles market
2010:
Expanded into the Houma market
2015:
Acquired American Gateway Financial Corporation in West Baton Rouge
2015:
Expanded into the New Orleans market
2017:
Expanded into DFW, TX market
2017:
Announced acquisition of Minden Bancorp, Inc. and completed $66 million private placement
2018:
Listed on NASDAQ on April 9th under ticker symbol "BFST"
2018:
Closed acquisition of Richland State Bancorp, Inc. and completed $29 million follow-on equity offering
2019:
Opens second full service location in DFW
2020:
Announces acquisition of Pedestal Bancshares, Inc.
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	PF 2020
Total Assets ($Millions):														
$110	$392	$546	$667	$657	$652	$681	$684	$685	$1,076	$1,106	$1,321	$2,095	$2,274	$3,518[1]

Note: All periods as of December 31st.
(1) Pro forma based on total assets as of December 31, 2019; excludes purchase accounting adjustments.

BUSINESS FIRST BANCSHARES

Transaction Rationale

Strategic (↑)	• Combination adds both scale and density • Leading presence in Louisiana's metro markets • Heightened scarcity value as the only statewide community banking franchise • Adds banking talent to BFST organization
Financial Impact (↑)	• Improved balance sheet liquidity • Lowers overall deposit costs • Cost savings help drive mid-50% pro forma FY2021 efficiency ratio • ~1.5% pro forma ROAA; ~15% pro forma ROATCE
Execution Risk (↓)	• Compatible cultures; market and business mix familiarity • Long-term relationship between CEOs • BFST's CFO previously worked at a subsidiary bank of Pedestal • Long-term employment commitments from Pedestal's top executive officers

Overview of Pedestal Bancshares, Inc.

- **Headquartered in Houma, Louisiana *(approximately 60 miles southwest of New Orleans)***
- **$1.2 billion in assets institution operating from 22 locations in 11 parishes concentrated along I-10**
- **Franchise History:**
  - 1999 – Coastal Commerce Bancshares founded
  - 2015 – Merger of Coastal Commerce with Louisiana Community Bancorp, creating approximately $900 million in assets, four-bank holding company
  - 2016 – All-cash acquisition of Tri-Parish Bancshares, Inc. (approximately $207 million in assets)
  - 2018 – Consolidation of 5 bank charters and rebranding to the Pedestal name
- **History of strong profitability and low credit losses**
  - Demonstrated experience managing energy lending in Southern Louisiana

Mark Folse, President & CEO

- 25+ years in banking
- Founding Executive of Coastal Commerce
- Former general counsel to the LBA

Donna McKey, Chief Operating Officer

- 30+ years in banking
- Founding Executive of Coastal Commerce
- First National Bank of Houma

Chip Ourso, Chief Lending Officer

- 30+ years in banking
- Founding Executive of Coastal Commerce
- Former Bank examiner with Louisiana OFI, First National Bank of Houma

Donnie Landry, EVP – Regional President

- 40+ years in banking
- Entire banking career in Acadiana region
- Former President and CEO of Tri-Parish Bank

Pedestal Bancshares, Inc. Financial Results

- FY 2016 – 2019 Average Pretax ROAA: 1.7%
- FY 2016 – 2019 Average Pretax ROATCE[1]: 17.7%
- Q3'19 deposit cost of 0.65% vs. 1.19% for BFST

	FY 2016	FY 2017	FY 2018	YTD 9/30/2019	Preliminary FY 2019
Balance Sheet & Capital					
Total Assets	$1,155,658	$1,177,728	$1,223,797	$1,240,401	$1,243,707
Gross Loans	800,348	827,597	867,102	859,985	859,565
Deposits	1,001,278	995,451	1,010,302	1,014,864	1,014,448
Loans / Deposits	80 %	83 %	86 %	85 %	85 %
Total Equity	116,075	125,392	132,535	148,705	147,841
Tangible Common Equity	102,176	111,578	118,806	134,790	133,947
TCE Ratio	8.9 %	9.6 %	9.8 %	11.0 %	10.9 %
Asset Quality					
NPAs / Assets (Excl. TDRs)	0.86	2.04	1.67	0.80	0.60
Reserves / Loans (Excl. HFS)	1.50	1.48	1.37	1.35	1.32
Profitability Ratios					
Net Income (S-Corp)	$16,226	$19,446	$19,360	$14,901	$20,549
ROAA (Pre tax)	NA %	1.70 %	1.61 %	1.61 %	1.65 %
ROATCE (Pre Tax)[1]	NA	18.19	16.81	15.67	15.29
Net Interest Margin[2]	4.65 %	4.37 %	4.58 %	4.43 %	4.43 %
Efficiency Ratio	62	62	63	65	64
Yields on Loans[2]	5.85	5.81	6.09	6.27	6.26
Costs of Deposits[2]	0.59	0.40	0.54	0.78	0.79

Note: Dollars in thousands. Financials are at the consolidated level; bank level data used when unavailable.
(1) Non-GAAP financial measure. See reconciliation on page 42 in Appendix.
(2) Bank-level Call Report data for FY 2016 and Preliminary FY 2019.
Data Source: S&P Global Market Intelligence, Company Documents.

Complementary Financial Profiles

Loans / Deposits



100%
90%
80%
70%
60%
87%
92%
88%
96%
80%
83%
86%
85%
2016
2017
2018
2019
BFST
Pedestal

Deposit Costs[1]



1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.69%
0.77%
0.93%
1.04%
1.10%
1.16%
1.19%
0.36%
0.42%
0.48%
0.54%
0.58%
0.63%
0.65%
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
BFST
Pedestal

NPAs / Assets



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.86%
2.04%
1.67%
0.60%
0.77%
0.98%
0.74%
0.58%
2016
2017
2018
2019
BFST
Pedestal

ROAA[2]



2.00%
1.50%
1.00%
0.50%
0.00%
1.37%
1.30%
1.33%
0.47%
0.40%
1.00%
1.15%
2016
2017
2018
2019
BFST
Pedestal

(1) Bank-level per Call Reports.
(2) Pedestal's consolidated pretax income tax-effected at 19.5%. Core ROAA figures for BFST. Non-GAAP Financial measure. See reconciliation on page 37 in Appendix.
Data Source: Company Documents, S&P Global Market Intelligence.

BUSINESS FIRST BANCSHARES

Expanding Presence in Existing Markets

- **7 markets > $200 million in loans**
- **7 markets > $200 million in deposits**

			BFST		Pro Forma		
Market	Year BFST Entered	# of Pro Forma Facilities(1)	Total Loans	Total Deposits	Total Loans	Total Deposits	Deposit Market Share(5)
East Baton Rouge	2006	7	$328.0	$298.9	$328.0	$298.9	2.4%
Northwest Louisiana	2006	3	286.6	417.4	286.6	417.4	5.5%
Northshore	2007	1	123.5	54.0	123.5	54.0	0.9%
Lafayette(2)	2008	8	68.0	61.6	313.7	384.1	2.1%
Lake Charles(3)	2009	11	126.6	202.7	362.1	484.6	7.7%
Houma(4)	2010	7	66.7	76.7	441.1	487.8	10.7%
New Orleans	2015	1	158.5	31.9	158.5	31.9	0.2%
West Baton Rouge	2015	2	74.8	267.6	74.8	267.6	62.9%
Dallas	2017	2	211.5	49.6	211.5	49.6	0.0%
Northeast Louisiana	2018	6	249.2	250.0	249.2	250.0	4.8%

Note: Dollars in millions. Data as of December 31, 2019. BFST and Pedestal loan and deposit balances by market do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level.
(1) Excludes potential branch consolidations.
(2) Pro forma includes Pedestal Bank's loans & deposits in its Southcentral Region.
(3) Pro forma includes Pedestal Bank's loans & deposits in its Southwest Region.
(4) Pro forma includes Pedestal Bank's loans & deposits in its Southeast Region.
(5) Based on June 30, 2019 FDIC deposit data; based on either parish or MSA as applicable. See Appendix page 32 for more detail.
Data Source: Company Documents

BUSINESS FIRST BANCSHARES

Louisiana Deposit Market Share

- **Pro forma, Business First will have the #1 deposit market share in Louisiana amongst banks headquartered in the state**

Louisiana Market - All Banks

Rank	Institution (ST)	2019 Branches	2019 Deposits ($mm)	2019 Market Share (%)
1	Capital One Financial Corp. (VA)	103	18,036	17.0
2	JPMorgan Chase & Co. (NY)	122	17,511	17.4
3	Hancock Whitney Corp. (MS)	122	14,717	13.8
4	First Horizon National Corp. (TN)	63	8,971	7.7
5	Regions Financial Corp. (AL)	96	7,461	7.1
	Pro Forma	**46**	**2,723**	**2.5**
6	Origin Bancorp Inc. (LA)	21	1,811	1.8
7	First Guaranty Bancshares Inc. (LA)	29	1,715	1.6
8	**Bus. First Bancshares Inc. (LA)**	**24**	**1,697**	**1.5**
9	Home Bancorp Inc. (LA)	36	1,684	1.6
10	Red River Bancshares Inc. (LA)	24	1,666	1.5
11	Gulf Coast B&TC (LA)	20	1,505	1.4
12	BancorpSouth Bank (MS)	28	1,469	1.5
13	Investar Holding Corp. (LA)	24	1,439	1.2
14	**Pedestal Bancshares Inc. (LA)**	**22**	**1,026**	**1.0**
15	Citizens National Bancshares (LA)	13	874	0.8
16	First Trust Corp. (LA)	12	848	0.8
17	CB&T Holding Corp. (LA)	3	840	0.8
18	Sabine Bancshares Inc. (LA)	49	820	0.7
19	One American Corp. (LA)	25	772	0.7
20	Jeff Davis Bancshares Inc. (LA)	23	753	0.7
	Total For Institutions in the Market	1,419	106,301	100.0

Louisiana Market - Banks Under $50B in Total Assets

Rank	Institution (ST)	2019 Branches	2019 Deposits ($mm)	2019 Market Share (%)
1	Hancock Whitney Corp. (MS)	122	14,717	13.8
	Pro Forma	**46**	**2,723**	**2.5**
2	Origin Bancorp Inc. (LA)	21	1,811	1.8
3	First Guaranty Bancshares Inc. (LA)	29	1,715	1.6
4	**Bus. First Bancshares Inc. (LA)**	**24**	**1,697**	**1.5**
5	Home Bancorp Inc. (LA)	36	1,684	1.6
6	Red River Bancshares Inc. (LA)	24	1,666	1.5
7	Gulf Coast B&TC (LA)	20	1,505	1.4
8	BancorpSouth Bank (MS)	28	1,469	1.5
9	Investar Holding Corp. (LA)	24	1,439	1.2
10	**Pedestal Bancshares Inc. (LA)**	**22**	**1,026**	**1.0**
11	Citizens National Bancshares (LA)	13	874	0.8
12	First Trust Corp. (LA)	12	848	0.8
13	CB&T Holding Corp. (LA)	3	840	0.8
14	Sabine Bancshares Inc. (LA)	49	820	0.7
15	One American Corp. (LA)	25	772	0.7
16	Jeff Davis Bancshares Inc. (LA)	23	753	0.7
17	First Federal Bank of LA (LA)	17	684	0.6
18	Financial Corp. of Louisiana (LA)	12	645	0.6
19	Resource Bankshares Inc. (LA)	11	636	0.6
20	Fidelity Bank (LA)	16	623	0.6
	Total For Institutions in the Market	1,419	106,301	100.0

Note: Deposit market share is pro forma for pending acquisitions; FDIC deposit data as of June 30, 2019.
Data Source: S&P Global Market Intelligence.

Transaction Terms

Transaction Consideration	• $5.00 in Cash + 1.745 shares of BFST per Pedestal share – Cash payment to be structured as a tax-free, return of capital distribution to Pedestal's shareholders prior to closing ($21.8 million) – 7.6 million BFST shares • Overall consideration mix: ~90% stock / ~10% cash • Pro forma ownership: 64% BFST / 36% Pedestal
Transaction Valuation	• $211.2 million aggregate value[1] – Represents $48.41 per share[1] • P / TBV(12/31/19) = 157% • P / FY2019 EPS = 13.0x[2]
Board of Directors	• Pro forma board to have 14 seats • 10 BFST / 4 Pedestal
Pro Forma Management	• Current executive officers of BFST to remain in place • Mark Folse, Pedestal's CEO, to join BFST executive team • Employment agreements have been executed with key executive officers of Pedestal • Retention pool has been established for other key employees
Expected Closing	• As early as Q2'20
Required Approvals	• Customary regulatory approvals and shareholder approvals of both companies

(1) Assumes BFST's trailing-20-day VWAP of $24.88 as of January 21, 2020. Transaction value per share based on 4,363,614 fully diluted Pedestal shares outstanding.
(2) Based on FY2019 pre-tax income tax-effected at 19.5%.

BUSINESS FIRST BANCSHARES

Due Diligence Process

Due Diligence Process Overview	• Conducted comprehensive due diligence over a ~60 day period • Engaged experienced third party professionals to supplement the process
Credit Diligence	• Credit review conducted by internal team of experienced underwriters • Reviewed 88% of loan portfolio *(based on aggregate dollars)* • 90% review of Energy loans *(based on aggregate dollars)* • 100% review of: – Loan relationships greater than $1 million – 20 Largest Construction and Development Loans – 20 Largest C&I Loans – 20 Largest CRE Loans – Watch List Loans – Past Due Loans • Equifax analyzed 5,660 consumer loans, approximately $224 million • Substantial portion of the portfolio reviewed for marketability by a whole-loan trading desk
Purchase Accounting Adjustments	• Engaged Abrigo to review the CDI and the interest rate mark on the loan portfolio and time deposits • Engaged a Louisiana commercial real estate appraisal company to prepare valuations of branches and facilities
Corporate and Operational Due Diligence	• Comprehensive review of corporate and operational issues • Pedestal uses the same data processing provider as three previous acquisitions • Operations team conducted a deep dive on over 80 operations-related contracts

BUSINESS FIRST BANCSHARES

Key Transaction Assumptions

Estimated Cost Savings	• **Approximately $14.4 million of annual pre-tax cost saves *(~35% of NIE[1])*** – 66% expected to be realized in 2H'20 with 100% thereafter
Loan Mark	• **$17.2 million, net** – $21.7 million gross credit mark (2.5% of Pedestal's 12/31/19 loans, 1.9x ALLL) – $4.5 million interest rate / liquidity positive mark – Approximately 4% gross credit mark on Pedestal's energy exposure ($9 million) • **Pedestal Bank's ALLL as of December 31, 2019 totaled $11.4 million** • **BFST is not subject to CECL until January 1, 2023**
Other Interest Rate Marks	• **Deposits: $2.1 million write-up**
CDI	• **Equal to 1.14% of Pedestal's non-time deposits ($8.1 million);** – Amortized SL over 10-years
Debt Redemption	• **Redemption of Pedestal's $7.6 million holding company notes at closing**
Transaction Expenses	• **$12.1 million after-tax, (5.7% of transaction value)**
Taxes	• **All transaction adjustments tax-effected at 19.5%**

(1) Based on estimated FY 2020 Pedestal noninterest expenses.
Data Source: Company Documents.

BUSINESS FIRST BANCSHARES

Estimated Financial Impact

EPS Accretion	• 25%+ *(first full year of combined operations)*
Pro Forma Profitability	• ROAA: ~1.5% • ROATCE: ~15%
Tangible Book Value	• Initial Dilution at Close: ~ 10% *(inclusive of all deal costs)* • Earnback: <3 Years *(crossover method)*
Internal Rate of Return	• > 20% *(based on 12x terminal multiple)*
Pro Forma Capital[(1)]	• TCE Ratio: ~9.5% • Leverage Ratio: ~9.5% • CET1 Ratio: ~11.5% • Total Capital Ratio: ~13.0%
Pro Forma Lending Concentrations[(1)]	• C&D Concentration: ~90% • CRE Concentration: ~223% • Energy Loans / Loans: ~13% • Energy Loans / Total RBC: ~91%

(1) Estimated at closing of the transaction (June 30, 2020).
Data Source: Company Documents.

BUSINESS FIRST BANCSHARES

Favorable Transaction

- ✓ In-market transaction
- ✓ Compatible cultures; business mix familiarity
- ✓ Adds banking talent to BFST organization
- ✓ Enhanced scale at $3.5B in pro forma total assets
- ✓ Strong pro forma capital levels
- ✓ Highly accretive to profitability metrics and EPS

	BFST + Pedestal	Median - All Transactions(1)	Median - Sellers > 25% PF Assets(1)
P / TBV	157%	171%	174%
P / LTM EPS(2)	13.0x	17.4x	19.0x
EPS Accretion (%)	25%+	5.3%	12.0%
TBV Earnback (Years)	< 3.0	3.0	3.3
Ratio of EPS Accretion / TBV Dilution	2.5	1.8	2.0

(1) Nationwide transactions since January 1, 2017 with an announced deal value of $100-$300 million and publicly-disclosed deal metrics.
(2) P / LTM EPS multiples less than 0x and greater than 25x are considered "NM" for purposes of this analysis.
Data Source: S&P Global Market Intelligence, Company Documents.

Pro Forma Deposit Composition

- **Transaction provides incremental balance sheet liquidity**
- **Pedestal has no CDARs or Brokered Deposits**
- **Improves overall cost of deposits**

Business First Bancshares, Inc.



4.9%
1.6%
23.6%
29.6%
15.9%
24.3%

Non-Interest Bearing	$409,198	23.6%
NOW & Other	276,234	15.9%
MMDA & Savings	421,771	24.3%
Time Deposits	512,951	29.6%
CDARs	85,409	4.9%
Brokered Deposits[1]	27,827	1.6%
Total Deposits	$1,733,390	100.0%

MRQ Cost of Total Deposits:	1.19%
Loans (HFI) / Deposits:	97.8%

Pedestal Bancshares, Inc.



31.9%
25.0%
20.9%
22.2%

Non-Interest Bearing	$254,126	25.0%
NOW & Other	211,802	20.9%
MMDA & Savings	224,980	22.2%
Time Deposits	323,956	31.9%
CDARs	-	0.0%
Brokered Deposits[1]	-	0.0%
Total Deposits	$1,014,864	100.0%

MRQ Cost of Total Deposits:[2]	0.65%
Loans (HFI) / Deposits:	84.7%

Pro Forma Combined[3]



3.1%
1.0%
24.1%
30.5%
17.8%
23.5%

Non-Interest Bearing	$663,323	24.1%
NOW & Other	488,036	17.8%
MMDA & Savings	646,752	23.5%
Time Deposits	836,906	30.5%
CDARs	85,409	3.1%
Brokered Deposits[1]	27,827	1.0%
Total Deposits	$2,748,254	100.0%

MRQ Cost of Total Deposits:[3]	0.99%
Gross Loans / Deposits:[3]	93.0%

Note: Dollars in thousands. All data as of September 30, 2019.
(1) Brokered deposits defined as any deposit accepted from or through a third party, such as a person or company or organization other than the owner of the deposit.
(2) Represents bank-level data.
(3) Excludes purchase accounting adjustments.
Data Source: Company Documents.

Pro Forma Loan Composition

- **Similar loan mix and credit philosophy**
- **Attractive loan yields**

Business First Bancshares, Inc.



7.1%
13.0%
22.0%
12.9%
3.7%
1.9%
2.7%
17.2%
19.5%

Construction & Land	$220,524	13.0%
1-4 Family	219,147	12.9%
Home Equity Loans	62,522	3.7%
Multi-Family	31,448	1.9%
Farmland	45,809	2.7%
CRE - Owner Occupied	330,225	19.5%
CRE - Income Producing	292,103	17.2%
Commercial	373,305	22.0%
Consumer & Other	119,900	7.1%
Total	$1,694,983	100.0%

MRQ Yield on Total Loans:	**5.87%**
C&D / Risk Based Capital:	**89%**
CRE / Risk Based Capital:	**221%**

Pedestal Bancshares, Inc.



4.7%
11.4%
27.0%
21.9%
1.6%
1.5%
0.8%
15.9%
15.1%

Construction & Land	$98,020	11.4%
1-4 Family	187,990	21.9%
Home Equity Loans	14,071	1.6%
Multi-Family	13,012	1.5%
Farmland	7,072	0.8%
CRE - Owner Occupied	130,144	15.1%
CRE - Income Producing	137,097	15.9%
Commercial	231,787	27.0%
Consumer & Other	40,793	4.7%
Total	$859,986	100.0%

MRQ Yield on Total Loans:[1]	**6.40%**
C&D / Risk Based Capital:	**64%**
CRE / Risk Based Capital:	**161%**

Pro Forma Combined[2]



6.3%
12.5%
23.7%
15.9%
3.0%
1.7%
2.1%
16.8%
18.0%

Construction & Land	$318,544	12.5%
1-4 Family	407,137	15.9%
Home Equity Loans	76,593	3.0%
Multi-Family	44,460	1.7%
Farmland	52,881	2.1%
CRE - Owner Occupied	460,369	18.0%
CRE - Income Producing	429,200	16.8%
Commercial	605,092	23.7%
Consumer & Other	160,693	6.3%
Total	$2,554,969	100.0%

MRQ Yield on Total Loans:[1]	**6.05%**

Note: Dollars in thousands. All loan data as of September 30, 2019. Loan composition based on regulatory data.
(1) Represents bank-level data.
(2) Excludes purchase accounting adjustments.
Data Source: Company Documents.

Pro Forma Energy Composition[1]

- Both Business First and Pedestal have an established history of successfully managing energy lending
- Business First's Chief Credit Executive worked in Houma for 20 years and was BFST's former Houma market president
- Pedestal's Chief Lending Officer has worked in Houma for 25+ years and will lead the Houma market area for the combined company
- No energy-related SNICs or leveraged loans

Business First Bancshares, Inc



5.9%
4.7%
9.4%
4.7%
6.3%
4.4%
20.7%
25.6%
Support/ Services: 75.2%
18.4%

Upstream	$9,639
Midstream	6,518
Downstream	4,511
Support/Services - Real Estate	26,258
Support/Services - Equipment	18,869
Support/Services - AR & Inventory	21,266
Support/Services - Vessels	4,782
Support/Services - Other	6,047
Non-Oil & Gas	4,848
Total	$102,736
Average Loan Size	$382
Energy as Percentage of Loan Portfolio	6.0%

Pedestal Bancshares, Inc.



3.4%
0.2%
5.7%
4.8%
11.4%
18.1%
28.7%
Support/ Services: 83.5%
27.6%

Upstream	$526
Midstream	10,985
Downstream	25,921
Support/Services - Real Estate	65,309
Support/Services - Equipment	62,726
Support/Services - AR & Inventory	41,160
Support/Services - Vessels	12,914
Support/Services - Other	7,837
Non-Oil & Gas	0
Total	$227,378
Average Loan Size	$488
Energy as Percentage of Loan Portfolio	26.5%

Pro Forma Combined[2]



4.2%
1.5%
5.4%
3.1%
5.3%
9.2%
18.9%
27.7%
Support/ Services: 80.9%
24.7%

Upstream	$10,164
Midstream	17,503
Downstream	30,432
Support/Services - Real Estate	91,567
Support/Services - Equipment	81,596
Support/Services - AR & Inventory	62,426
Support/Services - Vessels	17,696
Support/Services - Other	13,884
Non-Oil & Gas	4,848
Total	$330,114
Average Loan Size[2]	$449
Energy as Percentage of Loan Portfolio[2]	12.9%
Adj. Energy as Percentage of Loan Portfolio[2,3]	11.3%

Note: Dollars in thousands. Energy loan balance as of December 31, 2019. Support/Services classifications based on collateral type.
(1) Based on regulatory definition of energy lending.
(2) Excludes purchase accounting adjustments.
(3) Adjusted energy exposure excludes CD-secured and insurance premium loans as well as non-correlated customers, including Retailers, PetroChem Servicers and Non Oil & Gas companies.
Data Source: Company Documents.

Demonstrated Experience with Energy Lending

- Pro forma energy exposure remains well below BFST's peak level of 20% in Q1'15 and is consistent with the concentration prior to the acquisition of MBL Bank on January 1, 2018.
- BFST FY 2015 – 2019 average annual energy losses: 0.9%
- BFST FY 2015 - 2019 cumulative energy losses: 4.5% vs peer average of 8.0%[1]
- BFST expects the energy lending concentration to decrease going forward through growth in other markets and other asset classes

	Q1'15	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19
Upstream	$ 6,395	$ 13,878	$ 14,392	$ 17,742	$ 12,530	$ 9,639
Midstream	16,072	17,422	35,024	25,490	18,148	$ 6,518
Downstream	13,279	14,248	11,766	10,144	8,578	$ 4,511
Support / Services	77,520	79,313	73,142	70,765	86,802	$ 77,221
Non-Oil and Gas	1,663	145	861	-	5,311	$ 4,848
Total Energy Exposure	**$ 114,929**	**$ 125,007**	**$ 135,184**	**$ 124,140**	**$ 131,368**	**$ 102,736**
% of Total Loans	*19.8%*	*16.0%*	*16.5%*	*12.7%*	*8.6%*	*6.0%*
% of Total Bank Capital	*135.0%*	*110.7%*	*114.7%*	*103.0%*	*58.9%*	*40.4%*
Total Committed Energy Loans	$ 145,609	$ 160,537	$ 178,290	$ 160,313	$ 178,170	$ 146,235
Credit Ratings						
Pass-Watch / Special Mention %	8.3%	27.1%	16.9%	17.5%	8.3%	11.5%
Classified %	0.0%	0.8%	5.6%	3.1%	6.7%	3.5%
Total Watch List % [1]	8.3%	27.8%	22.6%	20.6%	15.0%	15.0%
Past Dues						
Nonaccrual Loans	$ -	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 23
Accruing Past Due	-	-	-	-	-	-
Total Past Due	$ -	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 23
Total Past Due / Total Energy Loans	*0.0%*	*0.8%*	*0.8%*	*3.1%*	*1.5%*	*0.0%*
Net Charge Offs YTD	$ -	$ 612	$ 667	$ 2,889	$ -	$ 1,500
Net Charge Offs YTD/ Energy Loans	*0.0%*	*0.5%*	*0.5%*	*2.3%*	*0.0%*	*1.5%*

Note: Dollars in thousands. Balances based on loan-level data and do not reflect purchase accounting adjustments for fees or discounts.
(1) Peer include ASB, LTXB, MSL, TCBI, CADE, HWC, CMA, CFR, BOKF. Losses measured from Q1'15-Q2'19.
(2) Percentage based on energy loans outstanding.
Data Source: Company Documents, S&P Global Market Intelligence.

Positioned for Upside

ROAA (2021E) (%)



2.00%
1.50%
1.00%
0.50%
0.00%
~1.5%
1.18%
1.11%
1.17%
BFST PF
BFST Standalone
Gulf South Peers (1)
Nationwide Peers (2)

ROAE (2021E) (%)



15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
~12%
9.4%
9.2%
9.7%
BFST PF
BFST Standalone
Gulf South Peers (1)
Nationwide Peers (2)

Efficiency Ratio (2021E) (%)



70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
~55%
60.3%
60.6%
60.0%
BFST PF
BFST Standalone
Gulf South Peers (1)
Nationwide Peers (2)

P / TBV (%)



200%
180%
160%
140%
120%
100%
~150%
146%
147%
148%
BFST PF
BFST Standalone
Gulf South Peers (1)
Nationwide Peers (2)

P / 2020 EPS (x)(4)



15.0x
12.0x
9.0x
6.0x
3.0x
0.0x
~11.5x
12.8x
12.1x
12.7x
BFST PF
BFST Standalone
Gulf South Peers (1)
Nationwide Peers (2)

P / 2021 EPS (x)



15.0x
12.0x
9.0x
6.0x
3.0x
0.0x
~9.0x
11.5x
11.2x
12.1x
BFST PF
BFST Standalone
Gulf South Peers (1)
Nationwide Peers (2)

Note: Based on consensus estimate analyst estimates; market data as of January 21, 2020.
(1) Gulf South Peer Group includes: OBNK, FBMS, HBCP, ISTR, FGBI, RRBI.
(2) Nationwide Peers include major-exchange traded banks between $2B-$5B with analyst estimates for 2020 and 2021; excludes merger targets and ethnically-focused banks.
(3) Estimated as of closing.
(4) Half-year impact of transaction, including phased-in cost saves.
Data Source: S&P Global Market Intelligence, Company Documents.

Growth Strategy Going Forward

Maintain Disciplined Focus on Business Model

Identify and Recruit Talented Bankers

- Talented commercial bankers will be the primary catalyst for future growth in existing or new markets
- Bankers are attracted to Business First's:
  - Relationship-based approach
  - Sophisticated business banking capabilities
  - Credit culture and process
  - Energy and camaraderie of executive team and Board
  - Franchise momentum

Expanding Presence in Existing Markets

- Incentive programs tied to deposit growth
- Expand suite of products and services
  - Ex: SBA express loans and correspondent banking
- Selectively add new banking centers
- DFW Market
  - Targeting attractive submarkets
  - Two full-service banking centers (Addison and Heath)

Opportunistic New Market Expansion

- Focused along the I-10/12 and I-20 corridors
  - DFW, Houston and East Texas to the West
  - Jackson, Gulfport/Biloxi and Mobile to the East
- Target markets
  - Attractive demographics
  - Concentration of small-to-midsize businesses
  - High net worth individuals

Disciplined Acquisition Strategy

- Organic expansion is the primary strategic focus going forward
- Opportunistically evaluate M&A opportunities in existing footprint and new market expansion areas
- Ensure TBV earnback and EPS accretion parameters remain realistic and consistent with management philosophy

Business First Bancshares, Inc.
Q4'19 and FY2019 Results

BUSINESS FIRST
BANCSHARES

Record Financial Results in FY 2019

- **Strong FY 2019**
  - Annualized organic loan growth of 11.9%
  - Core net income for the year is 46.4% higher than FY 2018
  - Stable NIM
  - Improved efficiency ratio
- **FY 2018: Combination of Organic and M&A growth**
  - Loan growth of 56.7%
    - 2018 organic loan growth of 12.5%
  - Core deposit growth of 60% in FY 2018 driven by organic growth and the strategic additions of MBL Bank and Richland State Bank
  - PTPP CAGR of 34.2%
  - Core net income growth of 247%
  - Improved core efficiency ratio and core NIM each quarter of FY 2018

Gross Loans



$1,700.0
$1,500.0
$1,300.0
$1,100.0
$900.0
$700.0
$500.0
$772.4
$811.1
$975.5
$1,528.5
$1,710.3
2015Y
2016Y
2017Y
2018Y
2019Y

Total Deposits



$1,800.0
$1,600.0
$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$904.2
$932.8
$1,055.5
$1,733.9
$1,782.0
2015Y
2016Y
2017Y
2018Y
2019Y

Net Income(1)



$27.0
$24.0
$21.0
$18.0
$15.0
$12.0
$9.0
$6.0
$3.0
$0.0
$4.9
$4.1
$5.3
$5.1
$4.8
$4.8
$16.8
$14.1
$24.6
$23.8
2015Y
2016Y
2017Y
2018Y
2019Y

ROAA(1)



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
-0.20%
0.49%
0.41%
0.47%
0.45%
0.40%
0.40%
1.00%
0.84%
1.15%
1.11%
2015Y
2016Y
2017Y
2018Y
2019Y

NIM(2)



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.68%
3.47%
3.64%
3.51%
4.01%
3.64%
4.02%
3.94%
4.10%
3.97%
2015Y
2016Y
2017Y
2018Y
2019Y

Efficiency Ratio



90.0%
80.0%
70.0%
60.0%
50.0%
81.7%
82.0%
73.7%
71.8%
64.4%
2015Y
2016Y
2017Y
2018Y
2019Y

Note: Dollars in millions.

(1) The green shaded areas represent core results, which are non-GAAP financial measures. These core results exclude net pre-tax deal charges associated with the Company's American Gateway acquisition, tax effected at 34% and net pre-tax deal charges associated with the Company's MBL Bank and Richland State Bank acquisitions, tax effected at 21%. 2017 data adjusted for DTA write-down. See reconciliation on page 37 in Appendix.

(2) The blue shaded areas represent the core NIM, which is a non-GAAP financial measure. The core NIM excludes the accretion of the loan discount on loans acquired in the American Gateway, MBL Bank, and RSB Bank acquisitions. See reconciliation on page 37 in Appendix.

Financial Trends

	For the Quarter Ended,				For the Year Ended,	
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2019	12/31/2018
Balance Sheet & Capital						
Total Assets	$2,273,835	$2,220,840	$2,153,608	$2,101,400	$2,273,835	$2,094,896
Gross Loans (Excl. HFS)	1,710,265	1,694,727	1,642,573	1,586,182	1,710,265	1,528,469
Deposits	1,782,010	1,733,390	1,702,902	1,744,383	1,782,010	1,733,934
Total Equity	285,097	280,340	277,469	269,144	285,097	260,058
Tangible Common Equity / Tangible Assets[1]	10.36 %	10.39 %	10.57 %	10.37 %	10.36 %	9.95 %
Tangible Book Value Per Share[1]	$17.31	$16.96	$16.60	$15.86	$17.31	$15.34
Net Loans (Excl. HFS) / Assets	74.68 %	75.77 %	75.73 %	74.92 %	74.68 %	72.43 %
Gross Loans (Excl. HFS) / Deposits	95.97	97.77	96.46	90.93	95.97	88.15
NIB Deposits / Deposits	22.38	23.43	23.19	22.75	22.38	22.05
C & I / Loans (Excl. HFS)	22.83	24.50	25.04	24.58	22.83	23.79
Asset Quality						
Nonperforming Loans (Excl. TDRs)	$9,132	$11,854	$10,090	$13,260	$9,132	$13,567
Nonperforming Assets (Excl. TDRs)	13,328	14,185	12,420	14,954	13,328	15,487
NPLs / Loans (Excl. TDRs)	0.53 %	0.70 %	0.61 %	0.84 %	0.53 %	0.89 %
NPAs / Assets (Excl. TDRs)	0.58	0.64	0.58	0.71	0.58	0.74
Reserves / Loans (Excl. HFS)	0.71	0.71	0.71	0.75	0.71	0.73
NCOs / Average Loans	0.01	0.00	0.09	0.00	0.10	0.00
Profitability Ratios						
Net Interest Income	$20,627	$20,258	$20,193	$19,120	$80,198	$62,229
Provision Expense	192	479	1,302	633	2,606	2,390
Noninterest Income[2]	2,234	1,896	4,161	2,311	10,602	7,772
Noninterest Expense	15,203	14,878	14,577	13,790	58,448	50,248
Pretax Income	7,488	6,823	8,533	7,008	29,852	17,370
Income Tax	1,729	1,312	1,690	1,349	6,080	3,279
Net Income	5,759	5,511	6,843	5,659	23,772	14,091
Core Net Income[3]	6,122	6,265	6,602	5,625	24,614	16,774
ROAA	1.04 %	1.02 %	1.30 %	1.09 %	1.11 %	0.84 %
ROAE	8.18	7.93	10.13	8.62	8.70	7.04
Core ROAA[3]	1.11	1.16	1.26	1.08	1.15	1.00
Core ROAE[3]	8.69	9.01	9.77	8.57	9.01	8.38
Net Interest Margin	4.08 %	4.10 %	4.19 %	4.01 %	4.10 %	4.02 %
Core Net Interest Margin[3]	3.92	3.99	4.02	3.92	3.97	3.94
Efficiency Ratio	66.50	67.16	59.85	64.35	64.37	71.78
Core Efficiency Ratio[4]	65.81	63.72	59.74	64.58	63.42	66.94
Diluted Earnings per Common Share	$0.42	$0.40	$0.50	$0.41	$1.74	$1.22
Core Diluted Earnings Per Common Share[3]	$0.45	$0.46	$0.48	$0.41	$1.80	$1.45
Dividends Per Common Share	0.10	0.10	0.10	0.08	0.38	0.30

Note: Dollars in thousands, except per share data.
(1) Non-GAAP Financial measure. See reconciliation on page 38 in Appendix.
(2) Excludes gain (loss) on sales of securities.
(3) Non-GAAP Financial measure. See reconciliation on page 37 in Appendix.
(4) Non-GAAP Financial measure. See reconciliation on page 41 in Appendix.

Strong Credit Performance

- **Classified Assets have decreased by 42% from $45.5 million at Q4'10 to $26.5 million at Q4'19**
- **Past due loans have remained low even with the acquisition of two banks and stress in the energy sector in recent years**
- **Portfolio monitoring and stress testing are key for credit management with quarterly reviews of the Energy portfolio and annual stress testing of CRE. Debt service coverage is stressed on a per deal basis during underwriting**

Classified Asset Coverage Ratio[1]



75.0%
60.0%
45.0%
30.0%
15.0%
0.0%
42.8%
24.8%
25.4%
31.1%
29.4%
29.0%
16.2%
14.8%
11.4%
9.8%
9.8%
11.5%
7.9%
8.4%
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
Classified Asset Coverage Ratio
Classified Asset Coverage Ratio - Ex Energy

Past Due Loans / Total Portfolio



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.01%
0.24%
0.09%
0.00%
0.13%
0.33%
0.36%
0.18%
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
Past Due Loans

Watch List / Total Portfolio



20.0%
15.0%
10.0%
5.0%
0.0%
11.7%
11.7%
14.5%
13.8%
7.7%
7.6%
10.7%
7.9%
11.6%
7.2%
8.0%
4.3%
5.5%
2.9%
3.9%
2.6%
3.2%
2.3%
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
Total WL
Non-Energy WL

Note: YTD 2019 data as of September 30, 2019.
(1) Defined as classified assets minus specific reserves divided by risk based capital.

BUSINESS FIRST BANCSHARES

Commercial Real Estate– Historical Performance

	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19
Construction - 1-4 Family Residential	$ 25,032	$ 29,683	$ 37,565	$ 55,485	$ 60,780
Other Const, Development, Vacant Land & Lots	72,840	64,742	105,970	155,569	183,401
Total Construction	**97,872**	**94,425**	**143,535**	**211,054**	**244,181**
% of Total Loans	*12.5%*	*11.6%*	*14.7%*	*13.8%*	*14.2%*
% of Total Bank Capital	*86.6%*	*80.1%*	*119.1%*	*94.6%*	*96.0%*
Multi-Family Properties	26,058	22,737	20,717	39,273	36,454
Commercial Rental	140,150	135,901	174,552	226,723	284,795
Other Loans for Real Estate Purposes	7,333	6,541	6,869	5,731	708
Total Outstanding CRE Exposure	**$ 271,413**	**$ 259,604**	**$ 345,673**	**$ 482,781**	**$ 566,138**
% of Total Loans	*34.8%*	*31.8%*	*35.4%*	*31.6%*	*33.0%*
% of Total Bank Capital	*240.3%*	*220.2%*	*286.8%*	*216.4%*	*222.5%*
Total Committed CRE Loans	$ 337,686	$ 322,962	$ 442,568	$ 568,607	$ 696,148
Credit Ratings					
Pass-Watch / Special Mention %	3.9%	4.2%	1.1%	1.6%	0.5%
Classified %	5.6%	1.7%	1.1%	0.9%	0.9%
Total Watch List %[(1)]	9.5%	5.9%	2.3%	2.5%	1.4%
Past Dues					
Nonaccrual Loans	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 1,449
Accruing Past Due	-	-	-	0	0
Total Past Due	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 1,449
Total Past Due / Total CRE Loans	*1.4%*	*0.5%*	*0.8%*	*0.1%*	*0.3%*
Net Charge Offs YTD	$ 99	$ (431)	$ 9	$ (322)	$ (2)
Net Charge Offs YTD / CRE Loans	*0.04%*	*(0.17%)*	*0.00%*	*(0.07%)*	*(0.00%)*

Note: Dollars in thousands.
(1) Percentage based on CRE loans outstanding.

Energy Lending

- **Energy loans accounted for approximately 6% of portfolio and 40.4% of bank-level capital as of December 31, 2019**
- **Geographic, loan type and collateral diversification**
  - 10.1% of total energy lending is non-correlated (cash secured, petrochem, retail)
- **Active monitoring of exposures**
  - Quarterly review begun in early 2015 involving executive management, Market Presidents, all lenders and credit team

ENERGY PORTFOLIO BY COLLATERAL

COLLATERAL	Total $'s	% of Energy Portfolio
Accounts Receivable & Inventory	24.8	24.1%
Barges, Crew Boats, Marine Vessels	6.7	6.5%
Equipment	18.9	18.4%
Oil & Gas	5.4	5.2%
CD/Mkt. Securities	1.1	1.0%
All Other	7.0	6.8%
SUB TOTAL C & I	63.7	62.0%
Commercial Real Estate	30.0	29.2%
Consumer Real Estate	8.4	8.2%
Other	0.5	0.5%
SUB TOTAL NON C & I	39.0	38.0%
TOTAL	**102.7**	**100.0%**

Note: Dollars in millions. As of December 31, 2019.

BUSINESS FIRST BANCSHARES

Yield / Rate Analysis

- **Stable core NIM**[(1)]
  - Consistent loan yields supporting stable core NIM
  - Strategic acquisitions of MBL Bank and Richland State Bank have strengthened loan and deposit betas
- **Fixed vs. Variable rate loans**[(2)]
  - Variable rate portfolio has a 2.47 year weighted average maturity [(2)]
    - 96% of variable rate loans re-price daily
  - 69% fixed with a weighted average maturity of 3.98 years
    - Approximately 14% of fixed rate loans mature in the next 12 months


6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19
Loan Yield: 4.89% 5.34% 5.72% 5.08% 5.22% 5.32% 5.46% 5.65% 5.72% 5.79% 5.96% 5.87% 5.82%
NIM: 3.63% 4.04% 4.34% 3.82% 3.87% 3.97% 3.98% 4.05% 4.07% 4.01% 4.19% 4.10% 4.08%
Core NIM: 3.50% 3.54% 3.66% 3.66% 3.69% 3.86% 3.89% 3.98% 4.01% 3.92% 4.02% 3.99% 3.92%
Cost of Int. Bearing Deposits: 0.78% 0.76% 0.83% 0.91% 0.95% 0.90% 1.01% 1.22% 1.35% 1.42% 1.51% 1.55% 1.52%
Total Cost of Deposits: 0.58% 0.57% 0.62% 0.67% 0.70% 0.69% 0.77% 0.93% 1.04% 1.10% 1.16% 1.19% 1.14%
NIM
Core NIM(1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield
Fiscal Quarters during which the Federal Funds Rate was Increased
Fiscal Quarters during which the Federal Funds Rate was Decreased

Note: Chart based on GAAP data.

(1) Core NIM is a non-GAAP financial measure. The core NIM excludes the accretion of the loan discount on loans acquired in the American Gateway, MBL Bank, and Richland State Bank acquisitions. See reconciliation on page 38 in Appendix.

(2) December 31, 2019 maturity of variable rate loan portfolio excludes approximately $19.5 million of loans acquired from American Gateway.

BUSINESS FIRST BANCSHARES

Appendix

BUSINESS FIRST BANCSHARES

Building Concentrated Pro Forma Market Share

Baton Rouge MSA[(1)]

2019 Rank	Institution	2019 Branches (#)	2019 Deposits ($000)	2019 Market Share (%)
1	JPMorgan Chase & Co. (NY)	27	6,519,321	31.86
2	Capital One Financial Corp. (VA)	21	3,747,512	18.31
3	Hancock Whitney Corp. (MS)	29	2,889,921	14.12
4	Regions Financial Corp. (AL)	24	1,657,603	8.10
5	First Horizon National Corp. (TN)	6	902,656	4.41
6	Investar Holding Corp. (LA)	14	880,609	4.30
7	Business First Bancshares Inc. Pro Forma (LA)	8	638,195	3.12
8	Red River Bancshares Inc. (LA)	6	296,963	1.45
9	First Guaranty Bancshares Inc. (LA)	5	267,658	1.31
10	Citizens Bancorp. Inc. (LA)	7	266,782	1.30

Houma-Thibodaux MSA

2019 Rank	Institution	2019 Branches (#)	2019 Deposits ($000)	2019 Market Share (%)
1	Capital One Financial Corp. (VA)	6	979,510	22.55
2	JPMorgan Chase & Co. (NY)	7	560,111	12.90
3	Hancock Whitney Corp. (MS)	8	530,764	12.22
4	Synergy Bancshares Inc. (LA)	6	474,501	10.93
5	Business First Bancshares Inc. Pro Forma (LA)	7	465,844	10.73
6	South Louisiana Finl Corp (LA)	7	411,661	9.48
7	Regions Financial Corp. (AL)	6	300,096	6.91
8	Community Bancorp of LA Inc (LA)	5	260,986	6.01
9	Lafourche Bancshares Inc. (LA)	5	124,236	2.86
10	SBT Bancshares Inc. (LA)	4	103,563	2.38

Northwest Louisiana

2019 Rank	Institution	2019 Branches (#)	2019 Deposits ($000)	2019 Market Share (%)
1	Capital One Financial Corp. (VA)	10	1,426,604	17.49
2	Regions Financial Corp. (AL)	16	1,137,450	13.95
3	JPMorgan Chase & Co. (NY)	12	1,081,621	13.26
4	Citizens National Bancshares (LA)	12	853,209	10.46
5	BancorpSouth Bank (MS)	9	675,297	8.28
6	Business First Bancshares Inc. Pro Forma (LA)	4	448,743	5.50
7	Mansfield Bancshares Inc. (LA)	10	447,912	5.49
8	Home Fedl Bncp Inc. LA (LA)	8	388,965	4.77
9	Red River Bancshares Inc. (LA)	7	343,388	4.21
10	Origin Bancorp Inc. (LA)	3	308,579	3.78

Lake Charles MSA

2019 Rank	Institution	2019 Branches (#)	2019 Deposits ($000)	2019 Market Share (%)
1	First Horizon National Corp. (TN)	7	828,468	19.16
2	JPMorgan Chase & Co. (NY)	10	704,490	16.29
3	Capital One Financial Corp. (VA)	7	582,790	13.47
4	Hancock Whitney Corp. (MS)	5	546,882	12.64
5	First Federal Bank of LA (LA)	9	450,677	10.42
6	Jeff Davis Bancshares Inc. (LA)	11	394,831	9.13
7	Business First Bancshares Inc. Pro Forma (LA)	8	333,897	7.72
8	Lakeside Bancshares Inc. (LA)	4	178,907	4.14
9	First National Bk in DeRidder (LA)	3	78,658	1.82
10	Financial Corp. of Louisiana (LA)	2	75,379	1.74

Lafayette MSA

2019 Rank	Institution	2019 Branches (#)	2019 Deposits ($000)	2019 Market Share (%)
1	First Horizon National Corp. (TN)	16	4,178,285	32.98
2	JPMorgan Chase & Co. (NY)	15	1,479,272	11.68
3	Hancock Whitney Corp. (MS)	14	1,440,190	11.37
4	Home Bancorp Inc. (LA)	17	1,124,337	8.88
5	Capital One Financial Corp. (VA)	6	781,143	6.17
6	Financial Corp. of Louisiana (LA)	10	569,797	4.50
7	Community First Bancshares Inc (LA)	8	352,726	2.78
8	Gulf Coast Bancshares Inc. (LA)	13	317,694	2.51
9	Regions Financial Corp. (AL)	5	306,487	2.42
10	Farmers-Merchants B&TC (LA)	7	272,989	2.15
11	Bank of Commerce & Trust Co. (LA)	5	269,758	2.13
12	Business First Bancshares Inc. Pro Forma (LA)	7	263,922	2.08

Northeast Louisiana

2019 Rank	Institution	2019 Branches (#)	2019 Deposits ($000)	2019 Market Share (%)
1	Origin Bancorp Inc. (LA)	10	731,608	16.23
2	JPMorgan Chase & Co. (NY)	7	550,869	12.22
3	BancorpSouth Bank (MS)	8	462,210	10.25
4	Regions Financial Corp. (AL)	5	401,717	8.91
5	First Horizon National Corp. (TN)	3	356,701	7.91
6	Progressive Bancorp Inc. (LA)	4	321,566	7.13
7	Capital One Financial Corp. (VA)	4	273,298	6.06
8	Delhi Bancshares Inc. (LA)	10	221,803	4.92
9	Business First Bancshares Inc. Pro Forma (LA)	6	217,555	4.83
10	BSJ Bancshares Inc. (LA)	5	204,663	4.54

Notes: Deposit market share is pro forma for pending acquisitions; based on FDIC deposit data as of June 30, 2019.
(1) Includes both BFST's East Baton Rouge and West Baton Rouge markets.
Data Source: S&P Global Market Intelligence

Historical Financial Summary

	For the Fiscal Year Ended December 31,					
	2014	2015	2016	2017	2018	2019
Balance Sheet & Capital						
Total Assets	$684,502	$1,076,089	$1,105,841	$1,321,256	$2,094,896	$2,273,835
Gross Loans (Excl. HFS)	558,386	772,392	810,951	975,284	1,528,469	1,710,265
Deposits	587,252	904,236	932,795	1,055,533	1,733,934	1,782,010
Total Equity	78,845	112,449	113,559	179,935	260,058	285,097
Tangible Common Equity / Tangible Assets[1]	11.52 %	9.95 %	9.52 %	13.04 %	9.95 %	10.36 %
Tier 1 Leverage Ratio	11.24	10.08	9.67	13.53	11.66	
Total Capital Ratio	13.36	12.06	11.63	15.23	13.91	
Net Loans (Excl. HFS) / Assets	80.61 %	71.10 %	72.60 %	73.15 %	72.43 %	74.68 %
Gross Loans (Excl. HFS) / Deposits	95.08	85.42	86.94	92.40	88.15	95.97
NIB Deposits / Deposits	18.56	24.61	23.98	25.07	22.05	22.38
C & I / Loans (Excl. HFS)	33.18	23.99	26.28	26.09	23.79	24.27
C&D / Total Risk-Based Capital[2]	73.0 %	84.5 %	80.1 %	118.8 %	94.6 %	96.0 %
CRE / Total Risk-Based Capital[2]	217.6	234.3	220.2	286.1	216.4	222.5
Asset Quality						
NPLs / Loans (Excl. TDRs)	0.54 %	1.03 %	0.90 %	1.30 %	0.89 %	0.53 %
NPAs / Assets (Excl. TDRs)	0.88	0.93	0.77	0.98	0.74	0.58
Reserves / Loans (Excl. HFS)	1.19	0.94	1.01	0.90	0.73	0.71
NCOs / Average Loans	0.02	0.08	0.04	0.41	0.00	0.10
Profitability Ratios						
Net Income	$4,033	$4,096	$5,111	$4,848	$14,091	$23,772
ROAA	0.58 %	0.41 %	0.45 %	0.40 %	0.84 %	1.11 %
ROAE	5.49	3.89	4.42	3.68	7.04	8.70
Net Interest Margin	3.55 %	3.68 %	3.64 %	4.01 %	4.02 %	4.10 %
Efficiency Ratio	75.90	81.70	82.00	73.70	71.78	64.37
Non-Interest Income / Avg. Assets	0.25	0.32	0.46	0.47	0.46	0.50
Non-Interest Expense / Avg. Assets	2.75	3.05	3.11	3.07	2.99	2.74

Note: Dollars in thousands.
(1) Non-GAAP Financial measure. See reconciliations on page 38-39 in Appendix.
(2) Calculated at the bank level based on FDIC call report data.

BFST Energy Portfolio by Total Past Due – As of December 31, 2019

Past Due Energy Loans by Category and Collateral ($ Millions)

CATEGORY	Total $'s	% of Energy Portfolio	Total Past Due $	% of Energy Portfolio	Accruing - Past Due 30-59	60-89	Non-Accruals
Upstream	9.6	9.4%	0.0	0.0%	—	—	0.0
Midstream	6.5	6.3%	—	—	—	—	—
Downstream	4.5	4.4%	—	—	—	—	—
Support/Service	77.2	75.2%	—	—	—	—	—
Non Oil & Gas	4.8	4.7%	—	—	—	—	—
TOTAL	102.7	100.0%	0.0	0.0%	—	—	0.0

COLLATERAL	Total	% of Energy Portfolio	Total Past Due $	% of Energy Portfolio	Accruing - Past Due 30-59	60-89	Non-Accruals
Accounts Receivable & Inventory	24.8	24.1%	—	—	—	—	—
Barges, Crew Boats, Marine Vessels	6.7	6.5%	—	—	—	—	—
Equipment	18.9	18.4%	—	—	—	—	—
Oil & Gas	5.4	5.2%	0.0	0.0%	—	—	0.0
Commercial Real Estate	30.0	29.2%	—	—	—	—	—
Consumer Real Estate	8.4	8.2%	—	—	—	—	—
CD/Mkt. Securities	1.1	1.0%	—	—	—	—	—
All Other (C & I and Non C & I)	7.5	7.3%	—	—	—	—	—
TOTAL	102.7	100.0%	0.0	0.0%	—	—	0.0

BFST Energy Portfolio by Risk Rating – As of December 31, 2019

Energy Loans by Risk Rating and Category ($ Millions)									
RISK RATING	Upstream	Midstream	Downstream	Support/ Service	Non Oil & Gas	Current Quarter		Previous Quarter	
						Total $	% of Energy	Total $	% of Energy
Cash Secured	—	—	—	1.1	—	1.1	1.1%	1.1	0.9%
Superior	0.7	—	—	1.8	—	2.5	2.4%	2.6	2.3%
Acceptable	1.7	4.6	4.0	35.3	0.4	46.0	44.8%	49.3	44.3%
Pass	7.3	1.9	0.4	23.7	4.5	37.8	36.8%	42.2	38.0%
TOTAL PASS RATED	9.6	6.5	4.5	61.9	4.8	87.4	85.0%	95.2	85.6%
Pass/Watch	—	—	—	2.2	—	2.2	2.2%	0.0	0.0%
Other Assets Especially Mentioned	0.0	—	0.04	9.6	—	9.6	9.3%	9.9	8.9%
Substandard	—	—	—	3.5	—	3.5	3.4%	6.1	5.5%
Doubtful	0.0	—	—	—	—	0.0	0.0%	0.0	0.0%
TOTAL	9.6	6.5	4.5	77.2	4.8	102.7	100.0%	111.2	100.0%

BFST Energy Portfolio by Risk Rating – As of December 31, 2019

Energy Loans by Risk Rating and Collateral ($ Millions)									
RISK RATING	C & I	Commercial Real Estate	Consumer Real Estate	CD/Mkt Securities	All Other	Current Quarter		Previous Quarter	
						Total $	% of Energy	Total $	% of Energy
Cash Secured	—	0.0	—	1.1	—	1.1	1.1%	1.1	0.9%
Superior	0.0	0.6	1.5	—	0.4	2.5	2.4%	2.6	2.3%
Acceptable	24.3	14.3	2.6	—	4.8	46.0	44.8%	49.3	44.3%
Pass	22.3	9.9	3.6	—	2.0	37.8	36.8%	42.2	38.0%
TOTAL PASS RATED	46.6	24.9	7.6	1.1	7.2	87.4	85.0%	95.2	85.6%
Pass/Watch	2.2	—	—	—	—	2.2	2.2%	0.0	0.0%
Other Assets Especially Mentioned	4.3	5.0	—	—	0.3	9.6	9.3%	9.9	8.9%
Substandard	2.6	0.2	0.8	—	—	3.5	3.4%	6.1	5.5%
Doubtful	0.0	—	—	—	—	0.0	0.0%	0.0	0.0%
TOTAL	55.7	30.0	8.4	1.1	7.5	102.7	100.0%	111.2	100.0%

Reconciliation of Non-GAAP Financial Measures

Core Net Income, ROAA, NIM

	For the Year Ended December 31,						Fiscal Quarter				
	2014	2015	2016	2017	2018	2019	Q4'19	Q3'19	Q2'19	Q1'19	Q4'18
Core Net Income:											
Net Income	$ 4,033	$ 4,096	$ 5,111	$ 4,848	$ 14,091	$ 23,772	$ 5,759	$ 5,511	$ 6,843	$ 5,659	$ 3,445
Adjustments[1]:											
Sale of Impaired Credit	$ -	$ -	$ -	$ (1,815)	$ (69)	$ (72)	$ -	$ -	$ (72)	$ -	$ (69)
Deferred Tax Asset write-down	$ -	$ -	$ -	$ 1,668	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ -	$ -	$ -	$ -	$ 93	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ -	$ -	$ -	$ (280)	$ 568	$ 99	$ 469	$ (468)	$ -	$ (390)
(Gain)/Loss on Sale of Securities	$ -	$ -	$ -	$ -	$ (6)	$ (84)	$ (17)	$ (21)	$ (46)	$ -	$ (6)
(Gain)/Loss on Sale of Banking Center						$ (243)	$ 216	$ 9	$ (468)		
Early Lease Termination Penalty	$ -	$ -	$ -	$ -	$ -	$ 69	$ -	$ 69	$ -	$ -	$ -
Acquisition-related expenses	$ 317	$ 758	$ 187	$ 129	$ 2,945	$ 603	$ 65	$ 228	$ 345	$ (34)	$ 1,722
Core Net Income	$ 4,350	$ 4,854	$ 5,298	$ 4,830	$ 16,774	$ 24,614	$ 6,121	$ 6,265	$ 6,602	$ 5,625	$ 4,702
Core Return on Average Assets:											
Net Income	$ 4,033	$ 4,096	$ 5,111	$ 4,848	$ 14,091	$ 23,772	$ 5,759	$ 5,511	$ 6,843	$ 5,659	$ 3,445
Core Net Income	$ 4,350	$ 4,854	$ 5,298	$ 4,830	$ 16,774	$ 24,614	$ 6,121	$ 6,265	$ 6,602	$ 5,625	$ 4,702
Average Assets	$ 696,896	$ 999,487	$ 1,127,773	$ 1,199,788	$ 1,682,177	$ 2,136,081	$ 2,209,182	$ 2,156,759	$ 2,102,692	$ 2,075,683	$ 1,827,598
ROAA	0.58%	0.41%	0.45%	0.40%	0.84%	1.11%	1.04%	1.02%	1.30%	1.09%	0.75%
Core ROAA	0.62%	0.49%	0.47%	0.40%	1.00%	1.15%	1.11%	1.16%	1.26%	1.08%	1.03%
ROAE	5.49%	3.89%	4.42%	3.68%	7.04%	8.70%	8.18%	7.93%	10.13%	8.62%	6.03%
Core ROAE	5.93%	4.61%	4.58%	3.67%	8.38%	9.01%	8.69%	9.01%	9.77%	8.57%	8.23%
Average Diluted Shares Outstanding	N/A	N/A	N/A	8,003,822	11,545,943	13,670,777	13,638,168	13,669,370	13,740,937	13,653,125	12,521,017
Diluted Earnings per Common Share				$ 0.61	$ 1.22	$ 1.74	$ 0.42	$ 0.40	$ 0.50	$ 0.41	$ 0.28
Core Diluted Earnings per Common Share				$ 0.60	$ 1.45	$ 1.80	$ 0.45	$ 0.46	$ 0.48	$ 0.41	$ 0.38
Core Net Interest Margin:											
Net Interest Income	$ 23,524	$ 34,150	$ 37,592	$ 44,372	$ 62,229	$ 80,198	$ 20,627	$ 20,258	$ 20,193	$ 19,120	$ 17,117
Adjustments:											
Loan purchase discount accretion	-	(1,961)	(1,363)	(4,135)	(1,278)	(2,602)	(800)	(544)	(826)	(432)	(283)
Core Net Interest Income	$ 23,524	$ 32,189	$ 36,229	$ 40,237	$ 60,951	$ 77,596	$ 19,827	$ 19,714	$ 19,368	$ 18,688	$ 16,834
Average Interest-earning Assets	$ 663,136	$ 927,484	$ 1,032,618	$ 1,106,123	$ 1,547,806	$ 1,956,719	$ 2,020,629	$ 1,977,474	$ 1,929,035	$ 1,904,870	$ 1,681,240
Net Interest Margin	3.55%	3.68%	3.64%	4.01%	4.02%	4.10%	4.08%	4.10%	4.19%	4.01%	4.07%
Core Net Interest Margin	3.55%	3.47%	3.51%	3.64%	3.94%	3.97%	3.92%	3.99%	4.02%	3.92%	4.01%

Note: Dollars in thousands.

(1) Adjustments are net of tax. Tax rates utilized, exclusive of certain nondeductible acquisition-related expenses and goodwill, were 21% for 2019 and 2018. These rates approximated the marginal tax rates.

Reconciliation of Non-GAAP Financial Measures

TCE / TBV	Fiscal Quarter				
	Q4'19	Q3'19	Q2'19	Q1'19	Q4'18
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 285,097	$ 280,340	$ 277,469	$ 269,144	$ 260,058
Adjustments:					
Goodwill	(48,495)	(48,333)	(48,503)	(49,534)	(49,488)
Core deposit and other intangibles	(6,694)	(6,916)	(7,139)	(7,655)	(7,885)
Total Tangible Common Equity	$ 229,908	$ 225,091	$ 221,827	$ 211,955	$ 202,685
Tangible Assets					
Total Assets	$ 2,273,835	$ 2,220,840	$ 2,153,608	$ 2,101,400	$ 2,094,896
Adjustments:					
Goodwill	(48,495)	(48,333)	(48,503)	(49,534)	(49,488)
Core deposit and other intangibles	(6,694)	(6,916)	(7,139)	(7,655)	(7,885)
Total Tangible Assets	$ 2,218,646	$ 2,165,591	$ 2,097,966	$ 2,044,211	$ 2,037,523
Common Equity to Total Assets	12.5%	12.6%	12.9%	12.8%	12.4%
Tangible Common Equity to Tangible Assets	10.4%	10.4%	10.6%	10.4%	9.9%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 285,097	$ 280,340	$ 277,469	$ 269,144	$ 260,058
Adjustments:					
Goodwill	(48,495)	(48,333)	(48,503)	(49,534)	(49,488)
Core deposit and other intangibles	(6,694)	(6,916)	(7,139)	(7,655)	(7,885)
Total Tangible Common Equity	$ 229,908	$ 225,091	$ 221,827	$ 211,955	$ 202,685
Common shares outstanding	13,279,363	13,274,823	13,361,482	13,361,482	13,213,280
Book Value per Common Share	$ 21.47	$ 21.12	$ 20.77	$ 20.14	$ 19.68
Tangible Book Value per Common Share	$ 17.31	$ 16.96	$ 16.60	$ 15.86	$ 15.34

Note: Dollars in thousands except per share data.

Reconciliation of Non-GAAP Financial Measures

TCE / TBV

	For the Year Ended December 31,					
	2014	2015	2016	2017	2018	2019
Tangible Common Equity / Tangible Assets:						
Tangible Common Equity						
Total Shareholders' Equity	$ 78,845	$ 112,449	$ 113,559	$ 179,935	$ 260,058	$ 285,097
Adjustments:						
Goodwill	-	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)
Core deposit and other intangibles	-	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)
Total Tangible Common Equity	$ 78,845	$ 106,518	$ 104,456	$ 171,108	$ 202,685	$ 229,908
Tangible Assets						
Total Assets	$ 684,502	$ 1,076,089	$ 1,105,841	$ 1,321,256	$ 2,094,896	$ 2,273,835
Adjustments:						
Goodwill	-	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)
Core deposit and other intangibles	-	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)
Total Tangible Assets	$ 684,502	$ 1,070,158	$ 1,096,738	$ 1,312,429	$ 2,037,523	$ 2,218,646
Common Equity to Total Assets	11.5%	10.4%	10.3%	13.6%	12.4%	12.5%
Tangible Common Equity to Tangible Assets	11.5%	10.0%	9.5%	13.0%	9.9%	10.4%
Tangible Book Value per Share:						
Tangible Common Equity						
Total Shareholders' Equity	$ 78,845	$ 112,449	$ 113,559	$ 179,935	$ 260,058	$ 285,097
Adjustments:						
Goodwill	-	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)
Core deposit and other intangibles	-	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)
Total Tangible Common Equity	$ 78,845	$ 106,518	$ 104,456	$ 171,108	$ 202,685	$ 229,908
Common shares outstanding	5,314,925	7,035,913	6,916,673	10,232,495	13,213,280	13,279,363
Book Value per Common Share	$ 14.83	$ 15.98	$ 16.42	$ 17.58	$ 19.68	$ 21.47
Tangible Book Value per Common Share	$ 14.83	$ 15.14	$ 15.10	$ 16.72	$ 15.34	$ 17.31

Note: Dollars in thousands except per share data.

Reconciliation of Non-GAAP Financial Measures

Quarterly Core NIM

Core Net Interest Margin:	Q4 '16	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18	Q3 '18	Q4 '18	Q1 '19	Q2 '19	Q3 '19	Q4 '19
Net Interest Income	$ 9,318	$ 10,560	$ 11,690	$ 10,533	$ 11,589	$ 14,500	$ 14,976	$ 15,636	$ 17,117	$ 19,120	$ 20,193	$ 20,258	$ 20,627
Adjustments:													
Loan purchase discount accretion	(330)	(1,308)	(1,842)	(441)	(545)	(385)	(342)	(268)	(283)	(432)	(826)	(544)	(800)
Core Net Interest Income	$ 8,988	$ 9,252	$ 9,848	$ 10,092	$ 11,044	$ 14,115	$ 14,634	$ 15,368	$ 16,834	$ 18,688	$ 19,368	$ 19,714	$ 19,827
Average Interest-earning Assets	$ 1,026,126	$ 1,045,161	$ 1,077,529	$ 1,104,373	$ 1,197,415	$ 1,460,878	$ 1,505,289	$ 1,543,820	$ 1,681,240	$ 1,904,870	$ 1,929,035	$ 1,977,474	$ 2,020,629
Net Interest Margin	3.63%	4.04%	4.34%	3.82%	3.87%	3.97%	3.98%	4.05%	4.07%	4.01%	4.19%	4.10%	4.08%
Core Net Interest Margin	3.50%	3.54%	3.66%	3.66%	3.69%	3.86%	3.89%	3.98%	4.01%	3.92%	4.02%	3.99%	3.92%

Note: Dollars in thousands.

Reconciliation of Non-GAAP Financial Measures

Efficiency Ratio							
	Fiscal Quarter					For the Year Ended December 31,	
	Q4'19	Q3'19	Q2'19	Q1'19	Q4'18	2019	2018
Efficiency Ratio:							
Noninterest Expense	$ 15,203	$ 14,878	$ 14,577	$ 13,790	$ 14,409	$ 58,448	$ 50,248
Core Adjustments	(76)	(375)	(436)	50	(2,132)	(837)	(3,686)
Net Interest and Noninterest Income	$ 22,861	$ 22,154	$ 24,354	$ 21,431	$ 19,601	$ 90,800	$ 70,001
Core Adjustments	$ 125	$ 606	$ (684)	$ -	$ (581)	$ 47	$ (442)
Efficiency Ratio	66.50%	67.16%	59.85%	64.35%	73.51%	64.37%	71.78%
Core Efficiency Ratio	65.81%	63.72%	59.74%	64.58%	64.55%	63.42%	66.94%

Note: Dollars in thousands.

BUSINESS FIRST BANCSHARES

Reconciliation of Pedestal's Non-GAAP Financial Measures

	For the Year Ended December 31,			For the 9-Months Ended,	For the Year Ended December 31,
	2016	2017	2018	09/30/19	2019
Capital Position					
Total Equity	116,075	125,392	132,535	148,705	147,841
Less: Goodwill	12,659	12,659	12,659	12,909	12,909
Less: CDI	1,240	1,155	1,070	1,006	985
Tangible Common Equity	102,176	111,578	118,806	134,790	133,947
Average Tangible Common Equity	NA	106,877	115,192	126,798	134,369
Total Assets	1,155,658	1,177,728	1,223,797	1,240,401	1,243,707
Less: Goodwill	12,659	12,659	12,659	12,909	12,909
Less: CDI	1,240	1,155	1,070	1,006	985
Tangible Assets	1,141,759	1,163,914	1,210,068	1,226,486	1,229,813
TCE Ratio (%)	8.9	9.6	9.8	11.0	10.9
ROATCE Calculation					
Net Income	16,226	19,446	19,360	14,901	20,549
Average Tangible Common Equity	NA	106,877	115,192	126,798	134,369
ROATCE	NA	18.19	16.81	15.67	15.29

Note: Dollars in thousands.

BUSINESS FIRST BANCSHARES